EXHIBIT 10.325

                               BILL OF SALE

     RBF Exploration Co., a Nevada corporation ("Seller") hereby sells, transfers, assigns, conveys and delivers to BTM Capital Corporation, a Delaware corporation ("Purchaser"), its successors and assigns forever, free and clear of all claims, liens or encumbrances, all of Seller's right and title to, and interest in, the equipment and other items of personal property listed in the "Owner Furnished" column on Schedule 1 hereto (the "Equipment"), along with any and all applicable vendor warranties;

     To have and to Hold the same and each and all thereof unto Purchaser, its successors and assigns forever, to its and their own use and benefit forever.

     Seller does hereby bind itself, and its successors and assigns, to warrant and forever defend title to the Equipment, unto Purchaser, and its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof. SELLER MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, AND SPECIFICALLY EXCLUDES ANY WARRANTY OF FITNESS FOR PURCHASER'S PARTICULAR PURPOSE. SELLER DISCLAIMS ALL ORAL WARRANTIES.

     IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of the ____ day of February, 2000.

                                   RBF EXPLORATION CO.



                                   By:_________________________
                                   Name:__________________
                                   Title:_________________